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                                                                    EXHIBIT 99.1

                  Certification Pursuant To 18 U.S.C. ss.1350,
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                    As Adopted Pursuant To Section 906 of the
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                           Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report of VillageEDOCS (the "Company") on Form
10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, K. Mason Conner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ K. Mason Conner
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                                                  Chief Executive Officer
                                                  August 14, 2002